Exhibit 10.4

CONTINGENT ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED 16 OF DECEMBER, 2010, BETWEEN HENRY AMALGAMATED LLC, (LESSOR)  ANGIE’S LIST, INC., (LESSEE), And DATED MARCH 1, 2009 (LEASE AGREEMENT) IS MADE AND ENTERED INTO AS OF JULY 1, 2012.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective April 15, 2012. WIT:

1.	Paragraph (1) (Description of Premises) Lessor hereby leases additional space known as the following to the lessee: 930, 932 & 934 Suite A. Washington Street, Indianapolis, IN

2.	Paragraph (4) (Rent) The amount for the additional office space with 5,872 square feet will be $5,383.00.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC
Lessor

/s/ Karl Northern	Date:	7/1/2012

Angie’s List, Inc
Lessee

/s/ Robert R. Millard	Date:	6/21/2012